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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OR SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             Apex PC Solutions, Inc
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              Exact name of registrant as specified in its charter)



        Washington                           91-1577634
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(State of incorporation or                 (IRS Employer
      Organization)                     Identification Number)



20031 142nd Avenue, N.E.
Woodinville, Washington                             98072
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(Address of Principal Executive Offices)          (Zip Code)


     If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please
     check the following box.   / /

     If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. / /


Securities to be registered pursuant to Section 12(b) of the Act:


           Title of Each Class               Name of Each Exchange on Which
           to be so Registered               Each Class is to be Registered
           -------------------               ------------------------------
                  None                                Not applicable

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Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                               ------------------
                                (Title of Class)

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Reference is made to the caption "Description of Capital Stock" in the prospectus forming a part of registrant's Registration Statement on Form SB-2 (Registration No. 333-17753), as filed with the Securities and Exchange Commission on December 12, 1996 pursuant to the Securities Act of 1933 (the "1933 Act Registration Statement"). A description of the registrant's securities being registered hereby will be included under the caption "Description of Capital Stock" in the final prospectus to be filed subsequently by the registrant pursuant to Rule 424(b) under the Securities Act of 1933, which description is hereby deemed to be incorporated by reference into this registration statement.

ITEM 2.   EXHIBITS

     The following exhibits are incorporated by reference to the exhibits with the same numbers in the 1933 Act Registration Statement:

Exhibit Number                      Exhibit Title
--------------                      -------------
     3.1                            Restated Articles of Incorporation
     3.2                            Amended and Restated Bylaws


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        APEX PC SOLUTIONS, INC.
                                        -----------------------
                                             (Registrant)


Date:  January 10, 1997                 By  /s/ Kevin J. Hafer
                                          -------------------------------
                                          Kevin J. Hafer
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER